PROSPECTUS

March 17, 2017

25 East Erie Street

Chicago, Illinois 60611

1-877-779-0079

Driehaus Multi-Asset Growth Economies Fund *DMAGX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Driehaus Multi-Asset Growth Economies Fund Ticker: DMAGX

Investment Objective

Driehaus Multi-Asset Growth Economies Fund (the “Fund”) seeks to maximize total return. Total return is the sum of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses
Other Expenses Excluding Dividends and Interest on Short Sales*	0.81%
Dividends and Interest on Short Sales**	None
Acquired Fund Fees and Expenses*	0.02%

Total Annual Fund Operating Expenses	1.83%
Expense Reimbursement***	(0.06)%

Total Annual Fund Operating Expenses After Expense Reimbursement	1.77%

*	“Other Expenses Excluding Dividends and Interest on Short Sales” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
**	“Dividends and Interest on Short Sales” cannot be estimated and, therefore, actual Fund expenses may be higher than those shown. The Predecessor Limited Partnership (as defined below) had none in 2016.
***	Driehaus Capital Management LLC, the Fund’s investment adviser (the “Adviser”), has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.75% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board of Trustees or the Fund’s shareholders, or April 9, 2020. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on April 10, 2017, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver / expense reimbursement as well as the current operating expense cap. Because dividends and interest on short sales are not included in the expenses subject to reimbursement, the net expenses of the Fund may be higher than those shown above.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for each of the three years in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$180	$557

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Portfolio turnover information is not included since the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategy

The Fund is actively managed by Driehaus Capital Management LLC, the Fund’s investment adviser (the “Adviser” or “DCM”). The Fund will invest in assets connected to growth economies, such as those with expected gross domestic product growth rates over the long term in excess of the global average. The Fund invests in and is otherwise exposed to emerging market-related securities and may also invest in frontier market-related securities and developed market-related securities in pursuit of its investment objective. The Fund opportunistically invests across multiple asset classes and various security types including common stocks, preferred stocks, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded-funds (“ETFs”), currencies, debt securities such as corporate and sovereign/government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes.

In managing the Fund, the Adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing based on the determination that a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities (“junk bonds”) which are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective.

In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency.

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The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who seek to maximize total return. Of course, there can be no assurance that the Fund will achieve its objective. As with any investment, you may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that the value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, illiquidity, expropriation, devaluation or other adverse political or social developments. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests in and is otherwise exposed to emerging markets and therefore the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Frontier Market Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short position as well as the cost to borrow the security.

Main Risks of Derivatives. Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used

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for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since the Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument.

Deliverable and Non-Deliverable Foreign Currency Forwards and Options Risk. Deliverable and non-deliverable foreign currency forward and options contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward and options contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Options and Futures Contracts Risk. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the underlying reference securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Swaps Risk. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the agreement), credit risk and pricing risk (i.e., swaps may be difficult to value). In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. The regulation of swaps markets has increased over the last few years, and future regulation of the swaps markets may make swaps more costly, may limit the availability of swaps, or may otherwise adversely affect the value or performance of swaps. Any such adverse future developments could impair the effectiveness of the Fund’s swaps transactions and cause the Fund to lose value.

Sovereign Debt Obligation Risk. No established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.

Credit Risk. An issuer or guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a debt security may be downgraded after purchase, which may adversely affect the value of the security.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

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To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Exchange-Traded Funds Risk. The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. An adverse effect of liquidity on ETF shares may lead to differences between the ETF’s net asset value and market value.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may decrease. No active trading market may exist for some derivatives, bonds or equities. Certain securities may be subject to restrictions on resale. The inability to dispose of derivatives, bonds, ETFs or equities in a timely fashion could result in losses to the Fund.

Risks of Holding Cash or Similar Instruments. During periods when the Fund holds a substantial position in cash and money market instruments, the Fund will earn less income than it would if it invested in higher yielding securities. Holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.

Manager Risk. How the Adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy successfully.

Performance

The Fund’s returns will vary, and you could lose money. The bar chart and table showing the Fund’s annual return and average annual total returns are not included because the Fund does not have annual returns for a calendar year. When available, the bar chart will show the variability of the Fund’s return over time and the table will show how the Fund’s performance compares to a broad-based market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Simultaneous with the commencement of the Fund’s operations, the Fund succeeded to the assets of the Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Predecessor Limited Partnership”), which was managed by the same portfolio management team as the Fund. The Predecessor Limited Partnership was managed by the Adviser with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership’s financial information is included in the Fund’s Statement of Additional Information. Updated performance information is available by visiting www.driehaus.com or by calling 1-877-779-0079.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC

Portfolio Managers

Richard Thies Portfolio Manager of DCM Portfolio Manager of the Fund since 4/17	Howard Schwab Portfolio Manager of DCM Portfolio Manager of the Fund since 4/17

Chad Cleaver Portfolio Manager of DCM Portfolio Manager of the Fund since 4/17	Ayman Ahmed Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 4/17

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Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)
$ 10,000	$2,000	$2,000	$500	$100

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or by overnight delivery addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212, or by phone at 1-877-779-0079 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information About the Fund

Goal of the Driehaus Multi-Asset Growth Economies Fund

The Fund seeks to maximize total return. Because markets in general, and the individual securities purchased by the Fund, go down in price as well as up, you may lose money by investing in the Fund. The Fund is a specialized investment vehicle and should be used as part of your overall investment strategy to diversify your holdings. The Fund is a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Please review all the disclosure information carefully.

Who May Want to Invest in the Fund

The Fund may be an appropriate investment if you:

•	Seek an investment that attempts to maximize your total return over full-economic cycles.

•	Are targeting emerging market equity-like returns that seek to exceed the market over full-economic cycles.

•	Can accept the risks involved with emerging market investments and the fluctuations in principal that accompany these securities.

•	Are prepared to receive taxable dividends, as well as long-term and short-term capital gains.

•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long-term.

Investment Adviser

The Fund is managed by the Adviser, a registered investment adviser founded in 1982. As of December 31, 2017, the Adviser managed approximately $8.0 billion in assets.

Investment Philosophy

The Fund is actively managed and uses techniques intended to maximize total return over full-economic cycles. The Fund uses an investment approach that integrates macroeconomic, quantitative, fundamental, and behavioral analysis of securities. In making investment decisions for the Fund, the Adviser assesses opportunities across companies, asset classes, sectors, countries, markets, currencies and commodities based on company specific fundamentals, macroeconomic fundamentals, market factors, and perceived upside and downside risks. The approach focuses on bottom up security selection in addition to top-down investment allocations based on company-specific factors, macroeconomic themes, market dislocations and re-rating opportunities.

With respect to its investment in equity securities, the Adviser employs an active, growth equity investment philosophy that focuses on identifying company-specific growth inflection points and exploiting how stocks trade during subsequent periods. The Adviser believes markets tend to misprice stocks of companies following positive growth inflections and that these inefficiencies often follow predictable and exploitable patterns. Specifically, following a positive trend change in a company’s potential or expected earnings growth trajectory, the Adviser believes investors often underestimate the future magnitude, acceleration and/or duration of earnings growth as they anchor their views to past information. Additionally, the Adviser believes investors may underestimate the multiple expansions that follow growth inflections. The Adviser looks to exploit these inefficiencies by using fundamental and macro research to capitalize on the behavioral dynamics of the market.

The process for selecting debt securities for the Fund is more top-down, with a focus on broader macroeconomic trends. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit inefficiencies. The Fund’s currency exposures are based on quantitative and fundamental factors, as well as the Fund’s currency exposures that result from its investments in equity and debt securities denominated in foreign currencies as well as any related hedging. The Fund expects to utilize derivatives to provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the portfolio’s exposure than buying and selling direct investments. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations.

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Fund Distributions

The Fund intends to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. The amount of distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Unless you are purchasing Fund shares through a tax-advantaged account (such as an individual retirement account (“IRA”)), buying Fund shares at a time when the Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid. You should consult your tax advisor regarding your tax situation.

Investment Objective and Principal Investment Strategies

The following supplements the information regarding the Fund’s investment objective and principal investment strategies set forth in the Fund summary.

The Fund is actively managed by the Adviser and its objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund opportunistically invests across multiple asset classes and various security types including common stocks, preferred stocks, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded-funds (“ETFs”), currencies, debt securities such as corporate and sovereign/government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes. The Adviser believes the diversified multi-asset structure of the Fund, along with the ability to take long and short positions, enables the Fund to benefit from positive and negative developments across multiple markets

The Fund will invest in assets connected to growth economies, such as those with expected gross domestic product growth rates over the long term in excess of the global average. The Fund invests in and is otherwise exposed to emerging market-related securities and may also invest in frontier market-related securities and developed market-related securities in pursuit of its investment objective.

In managing the Fund, the Adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing based on the determination that a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective.

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In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency. The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures.

The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

The Fund expects to frequently and actively trade its portfolio as part of its principal investment strategies. The Fund’s annual portfolio turnover is expected to be 150% to 200%. The Fund sells holdings for a variety of reasons, including when the Adviser believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

This section explains the risks an investor would face as a shareholder in the Fund based on the Fund’s investment objective and strategies.

Market Risk. The Fund is subject to market risk, which is the possibility that the value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, illiquidity, expropriation, devaluation or other adverse political or social developments. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests in and is otherwise exposed to emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Frontier Market Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

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Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short position as well as the cost to borrow the security.

Main Risks of Derivatives. Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since the Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument.

Deliverable and Non-Deliverable Foreign Currency Forwards and Options Risk. Deliverable and non-deliverable foreign currency forward and options contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward and options contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Options and Futures Contracts Risk. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the underlying reference securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Swaps Risk. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the agreement), credit risk and pricing risk (i.e., swaps may be difficult to value). In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. The regulation of swaps markets has increased over the last few years, and future regulation of the swaps markets may make swaps more costly, may limit the availability of swaps, or may otherwise adversely affect the value or performance of swaps. Any such adverse future developments could impair the effectiveness of the Fund’s swaps transactions and cause the Fund to lose value.

In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies. If adopted as proposed, the rule could require changes to the Fund’s use of derivatives. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Sovereign Debt Obligation Risk. No established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.

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Credit Risk. An issuer or guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a debt security may be downgraded after purchase, which may adversely affect the value of the security.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Exchange-Traded Funds Risk. The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. An adverse effect of liquidity on ETF shares may lead to differences between the ETF’s net asset value and market value.

If the Fund invests in an ETF, the Fund’s investment in ETFs, subject to the exception specified in the next sentence currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

Liquidity Risk. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may decrease. No active trading market may exist for some derivatives, bonds or equities. Certain securities may be subject to restrictions on resale. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The inability to dispose of derivatives, bonds or equities in a timely fashion could result in losses to the Fund. Fund investments in illiquid securities are limited to 15% of net assets; such limit applies at the time of purchase and continues thereafter.

Risks of Holding Cash or Similar Instruments. In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. In such circumstances, the Fund may invest in money market instruments, including corporate or government money market mutual funds, or may hold cash with a bank. The Fund may also invest in U.S. Treasury Bills, commercial paper or repurchase agreements for these purposes. For longer periods of time, the Fund may hold a substantial position in cash and money market instruments. During such periods, the Fund will earn less income than it would if it invested in higher yielding securities. Taking a temporary defensive position or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.

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Manager Risk. How the Adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy successfully.

Other Investment Strategies and Risks

There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in the Fund Summary, the Fund’s investments involve additional potential risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. The Fund may not use all of these techniques or strategies or might only use them from time-to-time.

Recent Market Events Risk. The equity and debt capital markets globally have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. In response to the financial crisis, the U.S. government, the Federal Reserve and certain foreign banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or the withdrawal of this support could also negatively impact the value and liquidity of certain securities.

In recent years, dealer capacity in the fixed income markets has undergone fundamental changes resulting in the primary dealer inventories of corporate bonds to be at an all-time low, relative to the market size. This reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect the Fund’s net asset value.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

P-Notes Risk. The Fund may utilize participatory notes (commonly known as “P-Notes”) in circumstances where the Fund cannot obtain direct access to a foreign stock market. If the Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparty to the transaction. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and does not have the same rights under a P-Note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. In addition, there is no assurance that there will be a trading market for a P-Note.

Credit Default Swap Agreements Risk. The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund may be required to segregate or “earmark” assets in accordance with the terms of its swap agreements to provide assets of value and for recourse in the event of a default, bankruptcy or insolvency of the obligor of the underlying asset. Such segregation and “earmarking” will not limit the Fund’s exposure to loss. If the Fund is a buyer and no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund as a buyer receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If the Fund is a seller of credit default swaps, the maximum potential loss to the Fund is the notional value of the swap agreement.

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Counterparty Risk. The Fund may enter into various types of derivative contracts. Some of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the Fund’s share price. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in North America, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

High Yield Risk. Low-rated and comparable unrated securities (“high yield bonds”, sometimes, also referred to as “junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. High yield bonds may be riskier with respect to the issuer’s capacity to pay interest and to repay principal as compared to investment grade issuers. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, high yield bonds may be less marketable than higher-rated debt securities because the market for them may not be as broad or active. Secondary market liquidity may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Impact of Certain Investments. The Fund may invest in a variety of securities, including new issue loans and bonds, initial public offerings and derivatives. Such investments may have a magnified performance impact on the Fund depending on the Fund’s size. The Fund may not experience similar performance as its assets grow or its investments change.

Settlement Transactions. If the Fund trades a foreign security, it is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, the Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. The Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

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Depositary Receipts. The Fund may invest in foreign securities in the form of depositary receipts, which include American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) (collectively “Depository Receipts”).

Investment in Depository Receipts does not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. In the case of an unsponsored Depository Receipt, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored Depository Receipt. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Repurchase Agreements. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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Management of the Fund

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of December 31, 2017, managed approximately $8.0 billion in assets.

The Fund pays the Adviser an annual investment management fee on a monthly basis as follows:

Fund	As a percentage of average daily net assets
Driehaus Multi-Asset Growth Economies Fund	1.00%*

*	The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.75% of average daily net assets until April 9, 2020. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on April 10, 2017, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver / expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2017. Shareholder reports may be obtained by calling 1-877-779-0079, or by visiting www.driehaus.com or the SEC’s web site at www.sec.gov.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Portfolio Manager. Richard Thies has been a portfolio manager of the Fund since inception and, together with Mr. Schwab and Mr. Cleaver, is responsible for making investment decisions on behalf of the Fund.

Mr. Thies is also a portfolio manager of the Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Frontier Emerging Markets Fund. Mr. Thies was a portfolio manager of the Predecessor Limited Partnership. Mr. Thies received his B.A. in international studies from Emory University and his M.A. focused in international political economy from the University of Chicago Booth School of Business. Mr. Thies began his career at the International Finance Corporation of the World Bank Group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. Mr. Thies joined the Adviser as a macro analyst in 2011. He was also an assistant portfolio manager of the Driehaus Frontier Emerging Markets Fund from May 4, 2015 to April 30, 2016.

Portfolio Manager. Howard Schwab has been a portfolio manager of the Fund since inception and, together with Mr. Thies and Mr. Cleaver, is responsible for making investment decisions on behalf of the Fund.

Mr. Schwab is also a Portfolio Manager for the Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund. He was also a portfolio manager of the Predecessor Limited Partnership. Prior to assuming portfolio manager responsibilities for certain of the Adviser’s international strategies, Mr. Schwab was an international equity analyst for the Adviser. Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University.

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Portfolio Manager. Chad Cleaver has been a portfolio manager of the Fund since inception and, together with Mr. Schwab and Mr. Thies, is responsible for making investment decisions on behalf of the Fund.

Mr. Cleaver has been a portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2012 and served as the assistant portfolio manager of that Fund from May 1, 2008 to May 1, 2012. Mr. Cleaver is also the lead portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund and portfolio manager of Driehaus Frontier Emerging Markets Fund. He was also a portfolio manager of the Predecessor Limited Partnership. Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities on May 1, 2008.

Assistant Portfolio Manager. Ayman Ahmed has been an assistant portfolio manager of the Fund in support of Mr. Thies, Mr. Schwab and Mr. Cleaver since inception of the Fund. He is responsible for investment research, security selection and portfolio construction. He has certain responsibilities for investment decision-making, subject to the approval of Mr. Thies, Mr. Schwab or Mr. Cleaver.

Before joining the Adviser in 2015, Mr. Ahmed worked as a senior analyst and trader for Black River Asset Management in emerging markets, particularly focusing on the Latin America, Middle East North Africa/Sub-Saharan Africa regions. Within these regions, he analyzed and applied sovereign, corporate, local debt, bonds, swaps, and currency trades. Mr. Ahmed received a B.S. in finance from the University of Minnesota.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to its shareholders.

Administrator. UMB Fund Services, Inc. (the “Administrator”) is the administrator for the Fund. In such capacity, UMB Fund Services, Inc. assists the Fund in aspects of its administration and operation, including certain accounting services.

Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent”) is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

Custodian. The Northern Trust Company (the “Custodian”) is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network or foreign depositories used by such members.

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Shareholder Information

Net Asset Value

The Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at the Fund’s net asset value per share next calculated after receipt of your purchase or redemption order in good form. Net asset value per share is determined by dividing the difference between the values of the Fund’s assets and liabilities by the number of its shares outstanding. The Fund’s holdings are typically valued using readily available market quotations and exchange rates provided by an independent pricing service. Securities and foreign currencies may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available or are determined not to be reasonable, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. The Fund uses an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indices of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In instances where a security or securities held by the Fund are fair valued pursuant to these methodologies, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem the Fund’s shares.

Opening an Account

1)	Read this Prospectus carefully.

2)	The Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)
$ 10,000	$ 2,000	$ 2,000	$ 500	$ 100

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please call 1-877-779-0079. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

4)	Include your purchase check or call 1-877-779-0079 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling 1-877-779-0079. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Fund, and the account features, policies and fees may differ from those discussed in this Prospectus. Please call 1-877-779-0079 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Fund accepts:

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•	Your personal check, preprinted with your name and address

•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Fund accepts only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash

•	Credit cards

•	Cashier’s/Official checks

•	Bank drafts

•	Third party checks

•	“Starter” checks that do not have a printed name and address on them

•	Travelers checks

•	Credit card checks

•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail: Driehaus Mutual Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Delivery: Driehaus Mutual Funds c/o UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212

2)	By Wire Transfer. Call 1-877-779-0079 to initiate your purchase and obtain your account number. Then wire your investment to:

            UMB Bank, n.a.

            ABA #101000695

            Credit: Driehaus Mutual Funds

            Bank Account #: 9871878937

            For Further Credit to: Investor Account Number; Name(s) of Investor(s); SSN or TIN;

            Driehaus Multi-Asset Growth Economies Fund

3)	Through Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Fund may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Fund does not accept initial investments through ACH.

5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Fund or DS LLC. However, unless waived, the Fund will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Fund by ACH should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the “By Mail” section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call 1-877-779-0079 or visit www.driehaus.com.

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Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Fund. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Fund when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Fund’s behalf. The Intermediary is liable to the Fund for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

DS LLC makes payments, and the Adviser reimburses DS LLC for such payments, out of its own resources to Intermediaries for providing shareholder servicing or distribution related activities. No payments are made by the Fund for shareholder servicing or distribution related activities of the Fund.

General Purchase Information

Shares of the Fund are typically offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund does not generally sell shares to persons or entities, including foreign financial institutions, foreign shell banks and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Fund reserves the right to sell shares to such persons or entities residing outside the U.S., its territories and possessions. The Fund reserves the right not to accept any purchase order. The Fund also reserves the right to change its investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-advantaged account (such as an IRA), buying Fund shares at a time when the Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Fund at the following address:

Regular Mail: Driehaus Mutual Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Delivery: Driehaus Mutual Funds c/o UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.”

2)

By Telephone. You will automatically have the telephone redemption privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a

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telephone redemption request for up to $100,000 by calling 1-877-779-0079 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Fund reserves the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Fund to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Fund. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please call 1-877-779-0079.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Fund. The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

Fund	Minimum Account Value	Minimum IRA Account Value
Driehaus Multi-Asset Growth Economies Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. The Fund generally intends to pay all redemptions in cash. However, the Fund may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash and you may incur transaction costs in selling the securities received in the redemption.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

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The Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Fund will pay redemption proceeds, less any applicable fees, as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record ($15 fee applies for overnight delivery; $20 for Saturday delivery.)

2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Fund to do so, the Fund may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if the Fund delays payment of the proceeds. For payments sent by wire or ACH, the Fund is not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Fund, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Fund for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Fund needs to maintain cash or liquidate portfolio holdings to meet redemptions. The Fund may be particularly susceptible to risks of short-term trading because it invests in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Fund’s valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Fund. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Fund waives the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Fund, for investors in certain wrap programs and otherwise, at the Fund’s discretion. The Fund reserves the right to modify or terminate these waivers at any time.

The Fund’s Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Fund receives a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Fund’s rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Fund also may limit the number of exchanges a shareholder can make between the Fund and other funds within the Trust.

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Shares of the Fund may be purchased directly from the Fund (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Fund does not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently relies on the Intermediaries to comply with the Fund’s policies and procedures on frequent purchases and redemptions. In some instances, the Fund allows an Intermediary to impose frequent trading restrictions that differ from those of the Fund. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Fund may direct any Intermediary to block any shareholder account from future trading in the Fund if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

Shareholder Services and Policies

Exchanging Shares. Any shares of the Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the fund to be acquired has the same transfer agent, is available for purchase, is registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of the Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless you indicate on your application that you do not want this privilege. The Fund reserves the right to limit the number of exchanges between funds and to reject any exchange order. The Fund reserves the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Fund’s discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with this type of transaction as compared to written requests. Although the Fund employs reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Fund or its service providers fail to employ these measures. In such cases, the Fund or its service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Fund reserves the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

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Delivery of Written Requests. Neither the U.S. Postal Service nor other independent delivery services are agents of the Fund. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box of purchase orders and redemption requests do not constitute receipt by the Transfer Agent.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, the Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Fund by telephone, requests may be mailed to the Fund at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Fund by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of the Fund. Separate shareholder statements will continue to be mailed for the Fund account. If you want additional copies or do not want your mailings to be “householded,” please call 1-877-779-0079 or write Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by the Fund are automatically reinvested in additional shares of the Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.

If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the applicable Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Distributions and Taxes

Payment of Dividends and Other Distributions. The Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). Dividends and distributions are generally paid annually and are taxed generally as ordinary income or capital gains. The Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98.2% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. The Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. Because the Fund succeeded to the tax basis of the assets of the Predecessor Limited Partnership, shareholders should be aware that, as portfolio securities that were received from the Predecessor Limited Partnership are sold, any capital gain that existed at the time the Fund acquired the securities from the Predecessor Limited Partnership, along with any appreciation that occurred while the Fund held the securities, may be recognized by the Fund, and such recognized gain, if any, will be distributed to Fund shareholders as dividends or distributions and will be taxable to them for federal income tax purposes.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by the Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by the Fund from foreign corporations are not expected to qualify for the dividends received deduction, and dividends received from certain foreign corporations may not qualify for treatment as qualified dividend income. It is not expected that a significant portion of the Fund’s distributions will qualify for the dividends received deduction or qualified dividend income treatment. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

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Taxability of Distributions to Individuals and Other Noncorporate Shareholders

(taxable years beginning in 2016)

Type of Distribution	Federal Income Tax Rate for 15% Bracket or lower	Federal Income Tax Rate for 25%, 28%, 33% and 35% Bracket	Federal Income Tax Rate for 39.6% Bracket
Income Dividends	ordinary income rate	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%	20%
Qualified Dividend Income	0%	15%	20%

In addition, an additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that the Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will qualify to make such election. If this election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If the Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. If you buy shares before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, the Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return.

Redemption of Fund Shares. Unless a shareholder is a tax-exempt investor or investing through a tax-advantaged account, a redemption or exchange of Fund shares is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;

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•	An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.

Cost Basis Reporting. The Fund is required to report to the IRS, and to furnish to Fund shareholders, detailed cost basis and holding period information for Fund shares that are redeemed. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you redeem shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption, and (iii) the holding period for the redeemed shares. The Fund’s default method for calculating the cost basis of shares is the average cost basis. You should contact your tax or other advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method other than the default average cost basis. If you wish to change your cost basis methodology, please see the Cost Basis Election Form at www.driehaus.com or call 1-877-779-0079. If you hold your Fund shares through a financial intermediary, please contact your representative regarding the reporting of cost basis and available elections for your account.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary as of March 1, 2017. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of Fund shares before making an investment in the Fund.

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Financial Highlights — Driehaus Multi-Asset Growth Economies Fund

The financial highlights table is not included since the Fund has not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION

More information on the Fund is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone

Call 1-877-779-0079

By Mail

Write to:

Driehaus Mutual Funds

c/o UMB Fund Services, Inc.

P.O. Box 2175

Milwaukee, WI 53201-2175

On the Internet

Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-8090) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549-1520 (a duplicating fee is charged).

(c) 2017, Driehaus Mutual Funds

1940 Act File No. 811-07655

Statement of Additional Information Dated March 17, 2017

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, Illinois 60611

1-877-779-0079

DRIEHAUS MULTI-ASSET GROWTH ECONOMIES FUND *DMAGX

(the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Fund’s prospectus dated March 17, 2017 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-877-779-0079.

GENERAL INFORMATION AND HISTORY

The Driehaus Multi-Asset Growth Economies Fund (the “Fund”) is a diversified series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as of the date of this SAI has nine series, including the Fund. The Trust or the Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or the Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of the Fund have equal rights in the event of liquidation of that series.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund, in which case shareholders of the unaffected Fund are not entitled to vote on such matters.

The Fund expects to commence operations on April 10, 2017 after succeeding to the assets of Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Predecessor Limited Partnership”).

Forum for Adjudication of Disputes. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act (the “Delaware Act”) or the Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware or (ii) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Fund which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Fund’s style, the Fund’s gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

Foreign Securities

The Fund invests in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, taxes or expropriation of assets) than investments in securities of domestic issuers. The Fund may also purchase foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Additionally, the Fund may purchase foreign securities in the form of American Depositary Receipts (“ADRs”). Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

With respect to equities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Nigerian Naira, the dollar value of a Naira-denominated stock held in the Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the Naira, the dollar value of the Naira-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)

Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Foreign Currency Exchange Transactions. The Fund may use currency exchange transactions for many purposes, including for hedging and as a means of expressing a view of the markets as a substitute for direct investment in securities or other assets. The Fund may engage in “speculative” currency exchange transactions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging.

Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest and may serve as hedges against possible variations in the exchange rate between these currencies. Although the Fund may enter into currency transactions as a means of hedging exposures within its portfolio, the Fund’s currency transactions are not limited to hedging. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may, but is not required to, hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in the Fund.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no explicit fees or commissions are involved.

Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, should, in general, be similar, but would not be identical because the components of the alternative investments would not be identical.

Emerging Markets

Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.

Frontier Markets

Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

Warrants

The Fund may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

Short Sales

The Fund may make short sales of securities to hedge its portfolio or a portion thereof or may do so speculatively for purposes of profiting from a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay any dividends on such borrowed securities.

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. In addition, unlike taking a long position in a security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. The Fund may engage in short selling in foreign (non-U.S.) jurisdictions if permitted by the laws and regulations of such jurisdictions.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Line of Credit

Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is not available to the Fund.

Portfolio Turnover

Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

Rising Interest Rate Risk

There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect the Fund’s net asset value.

Derivatives

Derivatives may be used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing or certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the funds to invest in derivatives.

Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Fund may enter into conventional exchange-traded and non exchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.

The successful use of derivatives may depend on the Adviser’s ability to correctly forecast changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. No assurance can be given that any strategy used will succeed. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

The Fund may use equity linked certificates/notes/swaps (all derivatives) to further its investment objectives. In buying such derivatives, the Fund could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If the Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.

A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which the Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Banks and dealers act as principals in the swap markets. As a result, the Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of the Fund to enter into swap agreements or limit the ability of the Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

To the extent the Fund uses interest rate, currency and index swaps, it may use them as hedges or as speculative investments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Options on Securities and Indexes. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options that are “covered” or “uncovered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. Alternatively, an option is “uncovered” if the Fund does not own the security underlying the call or does not have an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes, as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any futures transaction may depend on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

been satisfied. The Fund expects to earn interest income on their initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

The Fund is unable to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Futures Trading Commission (“CFTC”) Rule 4.5 and therefore will be subjected to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules as a commodity pool. In accordance with CFTC guidance, the Adviser has registered with the National Futures Association (“NFA”) as a “commodity pool operator” and will operate the Fund in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Adviser will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Fund by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Fund’s prospectus. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser fails to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. Compliance with CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

Participation Notes and Participatory Notes. The Fund may invest in participation notes or participatory notes (“P-Notes”) in circumstances where the Fund cannot obtain direct access to a foreign stock market. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-Note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-Note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes involve transaction costs. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-Note or that the trading price of a P-Note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-Note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Fund to accurately value a P-Note. P-Notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Fund that holds them to counterparty risk and this risk may be amplified if the Fund purchases P-Notes from only a small number of issuers.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.

Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Corporate Debt Securities

The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate securities of any rating or that are unrated. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

The Fund may invest in convertible debt securities. The Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.

Sovereign Debt

The Fund may invest in sovereign debt securities, which are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

The Fund may enter into forward contracts, futures and options contracts and swap agreements to provide economic exposure similar to investments in sovereign debt or for hedging purposes. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

The Fund may hold short positions in sovereign debt instruments. Short sales on sovereign debt are also subject to risks discussed under the heading “Short Sales.”

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

The Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

Cyber Security Risk

With the increased use of technologies such as the Internet and the use of electronic data, the Fund and its third-party service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third-party service provider (including, but not limited to, the Adviser, administrator, custodian, transfer agent and independent pricing services) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. Although the Fund and its service providers have business continuity plans and other safeguards in place, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Temporary Defensive Instruments, Cash or Similar Instruments. In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. In such circumstances, the Fund may invest in money market instruments, including corporate or government money market mutual funds, or may hold cash with a bank. The Fund may also invest in U.S. Treasury Bills, commercial paper or repurchase agreements for these purposes. For longer periods of time, the Fund may hold a substantial position in cash and money market instruments. During such periods, the Fund will earn less income than it would if it invested in higher yielding securities. Taking a temporary defensive position or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction number 2 above. The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contact transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security

[2]

For purposes of this investment restriction, the Fund uses industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry.

for purposes of restriction number 6 above.

The Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. With respect to the investment restriction related to borrowing, the Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS

It is the policy of the Fund, the Adviser and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with the Adviser’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer or the duties owed by the Fund to their shareholders and (d) will not violate the antifraud provisions of the federal securities laws (collectively the “Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, the Adviser’s and DS LLC’s Code of Ethics.

Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of the Adviser and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, the Adviser or DS LLC and independent counsel to the Trust’s Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Fund, the Adviser or DS LLC; (e) the auditors conducting the performance verifications for the Adviser, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, the Adviser or DS LLC; (g) third-party service providers to the Fund, the Adviser or DS LLC, such as the Fund’s custodian; the Fund’s administrator and transfer agent; the Adviser’s proxy-voting service; the Fund’s pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, the Adviser and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, the Adviser or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by the Adviser’s Chief Executive Officer, President or General Counsel.

Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries unless the Disclosure Conditions are satisfied. However, the Fund, the Adviser or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, in discussions about the Fund with current and prospective institutional shareholders and/or their advisors conducting due diligence about the Fund, the Adviser may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Fund and the Adviser do not believe that these disclosures will disadvantage the Fund.

The Adviser will post the Fund’s performance figures on the Adviser’s web site within seven business days after month-end. The Adviser will post Portfolio Holdings, including top five holdings, on its web site 30 days after month-end. Sector and country weightings and performance attribution will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the web site posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.

The Fund’s Portfolio Holdings posted on the web site and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in the Fund’s best interest to do so.

The Adviser and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with the Adviser or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.

The Adviser’s General Counsel is responsible for reviewing the agreements between the Trust, the Adviser or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. The Adviser’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, Chief Legal Officer and Chief Compliance Officer, working with the Trust’s counsel, are responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure related to the Fund’s disclosure of portfolio holdings. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, the Adviser and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.

The Fund’s Portfolio Holdings must be filed with the SEC within 60 days of quarter-end. The Portfolio Holdings are available on the Fund’s web site at www.driehaus.com within five business days after filing with the SEC and are available on the web site for at least six months from the posting date.

PURCHASES AND REDEMPTIONS

How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus provides that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.

The Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.

The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

NET ASSET VALUE

The net asset value per share of the Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time. In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, the Fund’s net asset value will be computed at the close of the exchange.

Equity securities, including ADRs, EDRs, GDRs and ETFs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (a) the last bid prices or (b) the mean between the closing bid and asked prices. Over-the-counter securities are valued at the mean between the closing bid and asked prices.

Long-term debt obligations are valued at the representative quoted bid price for such securities when held long or the representative quoted asked price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest.

U.S. government securities are traded in the over-the-counter market and are valued at the last available bid price when held long and the last available asked price when sold short. Valuations will be provided by a pricing service and may be based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service. Securities with a demand feature exercisable within one to seven days are valued at par.

Options that are traded on exchanges are valued at their last sale price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Valuations for non-exchange traded options are provided by a pricing service or in the event such pricing service does not provide such valuations, on the basis of quotes provided by broker-dealers. Futures contracts and options thereon that are traded on exchanges are valued at their settlement price as of the close of such exchanges. Valuations for non-exchange traded futures contracts are provided by an independent pricing service or in the event that the independent pricing service does not provide such valuations, on the basis of quotes provided by broker-dealers. Swap agreements, swaptions and bank loans are valued at fair value based on the evaluation of an independent pricing service.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board of Trustees, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

Securities and assets for which market quotations are not readily available or for which the Adviser’s Pricing Committee determines that the valuations provided using the foregoing methods do not accurately reflect current market value are valued at fair value as determined in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board. Securities and situations in which such fair value pricing may be required include, but are not limited to: (i) illiquid securities, including “restricted” securities and private placements for which there is no public market; (ii) options not traded on a securities exchange; (iii) securities of an issuer that has entered into a restructuring; (iv) securities whose trading has been halted or suspended; (v) fixed income securities that have gone into default and for which there is not a current market value quotation; (vi) U.S. government securities and other fixed income securities when events have occurred subsequent to the close of trading for such securities and the close of the NYSE that would materially impact their value; and (vii) when the portfolio manager believes the market quotation does not reflect the fair value. The Fund uses an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed by the Board at its next regularly scheduled meeting.

The Fund uses independent pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last quoted sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each series of the Trust and to provide oversight of the management of the Trust. More than 75 percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust, which as of the date of this SAI consists of nine series, including the Fund.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	None.
INDEPENDENT TRUSTEES:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chairperson	Since 1996 Since 2014	Retired; President of Ludan, Inc. (real estate development services specializing in senior housing) from April 2008 to December 2014.	None.

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present.	Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.

YOB: 1952

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008.	None.

YOB: 1942

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor since 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Independent Trustee, Metropolitan Series Fund, Inc. since May 2009; Advisory Board of the Trust, 2011-2012.

Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Partner, Portfolio Manager, Director of High Yield and Convertible Securities, Lord Abbett & Co. 1987-2014	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen J. Kneeley 25 East Erie Street Chicago, IL 60611 YOB: 1963	President	Since 2017	Interim President and Interim Chief Executive Officer of Adviser and USVI since March 2017; President of the Trust since March 2017; Chief Executive Officer, Context Asset Management, L.P. from 2014-2016; Chief Executive Officer, Spider Management Company, LLC from 2012-2013; Chief Executive Officer, Ardmore Investment Partners from 2009- 2012; Chairman of Board of Trustees, Context Capital Funds from 2014-2017; Director, Spider Management Company, LLC since 2012; and Trustee, Copeland Trust from 2010-2017.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Secretary	Since 2015	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010.

Christine V. Mason 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1956	Assistant Secretary	Since 2015	Senior Specialist, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2013; Senior Paralegal, Foreside Funds Distributors LLC (formerly BNY Mellon Distributors Inc.) from 2004-2013.

Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of five Independent Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) and one Interested Trustee. The Board has appointed an Independent Trustee to serve as Chairperson of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee with the Trust and the number and nature of funds (including the Fund) within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee currently also has familiarity with the Fund, the Adviser and the Distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her prior service as a Trustee of the Trust or as an Advisory Board Member. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Richard H. Driehaus. Mr. Driehaus has served as Trustee of the Trust since 1996 and served as President of the Trust from 1996 to 2011. He is Chairman of the Board and founder of the Adviser, the Distributor and USVI. In addition to his business experience as a chief executive officer, Mr. Driehaus has managed investments for over 40 years and currently serves as Chief Investment Officer of the Adviser. He serves on the Boards of Driehaus Capital Holdings LLLP, Driehaus Enterprise Management, Inc., Driehaus Trust Company, LLC, The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum. Mr. Driehaus’s role as Chief Investment Officer is structured to be compatible with the information barriers that apply to his investment and trading activity under the code of ethics adopted by the Adviser, the Distributor and the Trust. As the CIO, Mr. Driehaus sets the Adviser’s equity investment philosophy. However, he is prohibited on an on-going basis from engaging in stock-specific discussions with the investment personnel.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996 and Chairperson of the Board since June 2014. From 2008 through 2014, he served as President of Ludan, Inc., a real estate development services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly-owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

Theodore J. Beck. Mr. Beck has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. He currently is President and Chief Executive Officer of National Endowment for Financial Education. From 1999 to 2005, Mr. Beck was Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin – Madison, and previously spent more than 20 years in senior management positions for Citibank/Citigroup. He also serves or has served on the Boards of the President’s Advisory

Council on Financial Capability for Young Americans, President’s Advisory Council on Financial Capability, Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion and Jump$tart Coalition for Personal Financial Literacy. Mr. Beck previously served on the Boards of Wilshire Variable Insurance Trust and Wilshire Mutual Funds.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. He has served as Relationship Manager of Great Lakes Advisors, Inc. since 2008. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Christopher J. Towle. Mr. Towle has served as Trustee of the Trust since 2016. From 1987 to 2014, Mr. Towle was with Lord Abbett & Co., most recently as Partner, Portfolio Manager and Director of High Yield and Convertible Securities. He is a CFA charterholder.

Dawn M. Vroegop. Ms. Vroegop has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. From 1999 to 2003, she was a Managing Director with Dresdner RCM Global Investors. She also serves on the Boards of Met Investor Series Trust, Metropolitan Series Fund, Inc. and City College of San Francisco Foundation. The Board of the Trust has determined that Ms. Vroegop is qualified as an “audit committee financial expert” as defined by the SEC.

Risk Oversight

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues.

The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Fund’s financial statements and the independent audit thereof; (2) the Fund’s accounting and financial reporting processes and internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held three meetings during the Trust’s last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and Daniel F. Zemanek. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) to oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairperson of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

COMPENSATION OF TRUSTEES AND OFFICERS

Officers, except for the Chief Compliance Officer (“CCO”), and the Trustee affiliated with the Adviser serve without any compensation from the Trust. The Trust pays a portion of the CCO’s compensation. Trustees who are not affiliated with the Adviser (“Independent Trustees”) receive an annual retainer plus per meeting fees (which vary depending on whether the meeting is in person or telephonic). Independent Trustees also receive compensation for attendance at committee meetings. The Chairperson of the Board and the chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2016 to each of the Independent Trustees and the CCO:

Name of Trustee/Officer	Total Compensation From the Fund*	Total Compensation From the Trust
Theodore J. Beck (Trustee)	$—	$113,250
Francis J. Harmon (Trustee)	$—	$121,750
Christopher J. Towle (Trustee)	$—	$127,000
Dawn M. Vroegop (Trustee)	$—	$130,125
Daniel F. Zemanek (Trustee)	$—	$140,750
Michael R. Shoemaker (CCO)	$—	$113,788

*	Because the Fund did not commence operations until after fiscal year end, no fees were paid by the Fund for services to the Fund during the year.

TRUSTEES’ OWNERSHIP OF TRUST SHARES

As the Fund did not commence operations until after December 31, 2016, the Trustees did not own any shares of the Fund as of December 31, 2016.

The following table sets forth, for each Trustee, the dollar range of equity securities owned in all series of the Trust as of December 31, 2016.

	Interested Trustee	Independent Trustees
	Richard H. Driehaus	Theodore J. Beck	Francis J. Harmon	Christopher J. Towle	Dawn M. Vroegop	Daniel F. Zemanek
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000

PRINCIPAL SHAREHOLDERS

As of the date hereof, no persons were known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of the Fund.

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

More than 75 percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “Independent Trustees.” In addition to investing in the Fund and various other funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The Independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

As of December 31, 2016, no Independent Trustee or his or her immediate family members held the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser.

INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and distribution services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business at 1.75% of average daily net assets for a period of three years from the Fund’s commencement of operations on April 10, 2017. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years from the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses remain below the 1.75% cap.

Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.

Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Fund’s portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Fund with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Fund’s voting activities and monitors voting activity for potential conflicts of interest.

In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Fund’s voting activities, enabling the Fund to monitor voting activities performed by the Adviser.

The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Fund’s best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.

Information regarding how the Fund voted proxies during the 12-month period ended June 30th will be available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Fund’s web site at www.driehaus.com and on the SEC’s web site at www.sec.gov.

Trade Allocation. The Adviser manages not only the Fund but other investment accounts, including accounts of affiliated persons of the Adviser. Simultaneous transactions may occur when the Fund and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions and prices for the Fund.

Portfolio Managers

Description of Compensation. Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. They each receive bonuses which are based on a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if the performance of the Fund exceeds certain percentile benchmarks when compared to its peer group (primarily using Lipper rankings) and/or certain risk adjusted return formulas, they each earn a specified additional percentage of the management fees paid by the registered investment companies and other accounts managed. They also each receive a bonus based on a percentage of any performance-based fees paid by the registered investment companies and other accounts managed, if applicable. Mr. Ahmed also receives a bonus based on a percentage of his salary, which has both subjective and objective components.

If the Adviser declares a profit sharing plan contribution, the portfolio managers and assistant portfolio manager also would receive such contribution. Each portfolio manager and assistant portfolio manager is eligible to participate in an equity purchase plan available to certain key employees of the Adviser. Messrs. Schwab and Cleaver are also participants in a deferred compensation plan.

Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
1. Howard Schwab	Registered Investment Companies:	2	$1,597.3	0	$—
	Other Pooled Investment Vehicles:	2	$216.3	0	$—
	Other Accounts:	7	$978.9	1	$25.6

2. Chad Cleaver	Registered Investment Companies:	3	$1,670.6	0	$—
	Other Pooled Investment Vehicles:	1	$203.1	0	$—
	Other Accounts:	9	$1,002.8	2	$36.4

3. Richard Thies	Registered Investment Companies:	3	$1,670.6	0	$—
	Other Pooled Investment Vehicles:	2	$216.3	0	$—
	Other Accounts:	10	$1,023.3	4	$70.0

4. Ayman Ahmed	Registered Investment Companies:	0	$—	0	$—
	Other Pooled Investment Vehicles:	1	$13.2	0	$—
	Other Accounts:	0	$—	0	$—

As shown in the table above, the Fund’s portfolio managers manage the assets of the Fund as well as more than one registered investment company, other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Because the Fund did not commence operations until after December 31, 2016, it is not included as a Registered Investment Company in the table above. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for any of the Accounts and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by the Fund or that the Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for the Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for the Fund. This presents a conflict between the interests of the Fund and the interests of the

Accounts as well as the affiliates of the Adviser who invest in the Accounts.

Conflicts also may arise between the interests of the Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, the Adviser’s affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Fund and the Accounts or when making trading decisions.

The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Fund or the Accounts. These policies and procedures include requirements that transactions by the Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by the Fund and the Accounts for compliance with the Adviser’s policies and procedures.

Securities Ownership. As of the date of this Statement of Additional Information, Messrs. Schwab, Cleaver, Thies and Ahmed did not own any shares of the Fund since the Fund had not yet commenced operations.

DISTRIBUTOR

The shares of the Fund are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

As agent, DS LLC will offer shares of the Fund on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund. As principal underwriter to the Trust, DS LLC enters into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares and makes payments to such entities for distribution related activities as well as shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. DS LLC will offer the Fund’s shares only on a best-efforts basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc. (“UMBFS”), with offices at 235 West Galena Street, Milwaukee, Wisconsin 53212, is the administrator and fund accountant for the Fund. The asset-based fee for administration and accounting services for the Fund is calculated as follows:

0.07% of the first $500 million of average net assets;

0.04% of the next $500 million of average net assets; and

0.025% of average net assets in excess of $1 billion.

UMBFS is also the Fund’s transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, UMBFS provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

CUSTODIAN

The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, is the Fund’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the Fund’s independent registered public accounting firm (“auditors”). The auditors audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and, therefore, it does not have any financial statements. The Fund’s financial statements will be available beginning with the semi-annual report dated June 30, 2017.

Simultaneous with the commencement of the Fund’s operations, the Fund succeeded to the assets of the Predecessor Limited Partnership, which was managed by the same portfolio management team as the Fund. The Predecessor Limited Partnership was managed by the Adviser with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership’s audited financial information for the periods ended December 31, 2016 and December 31, 2015 is included at Appendix B.

PORTFOLIO TRANSACTIONS

The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution with a view to providing the Fund the most favorable terms reasonably available under the circumstances. The best price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These factors include the Adviser’s knowledge of: negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the financial stability of the broker or dealer selected and such other brokers or dealers; and actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause the Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions.

To the extent directed by management of the Fund, the Adviser will execute purchases and sales of portfolio securities for the Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser may select a broker or dealer that furnishes it with brokerage or research services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause the Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the brokerage or research services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Fund, to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Fund. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve the Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years) are currently distributed to shareholders. In order to qualify for such provisions, the Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may invest in some investments.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.

Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.

The Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. If the Fund receives dividends from another fund that qualifies as a regulated investment company and the other fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the other fund. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to shareholders annually.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before the Fund pays a dividend or distribution will, in effect, receive a return of a portion of his or her investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, and the Fund distributes at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax exempt interest, if any, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify its shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such credit. If the Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and its shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

The Fund may engage in certain options, futures, forwards, swaps, short sales, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.

For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts. Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund anticipates distributing to shareholders annually all net capital gains, if any that have been recognized for federal income tax purposes including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.

The Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.

A shareholder who redeems or exchanges shares of the Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain is taxable to individual and other non-corporate shareholders at a maximum federal income tax rate of 20%. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. If a shareholder realizes a loss on the redemption of the Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.

The Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.

Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.

Cost Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged arrangement, such as a 401(k) or an IRA.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, which is the average cost basis, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a financial intermediary, please contact that intermediary with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributed to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributed to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Sections 1471-1474 of the Code and the U.S.Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in the Fund’s shares.

APPENDIX A– RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings by Moody’s

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by S&P

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

APPENDIX B– FINANCIAL STATEMENTS

Below are the audited financial statements for the Predecessor Limited Partnership for the periods ended December 31, 2016 and December 31, 2015.

FINANCIAL STATEMENTS

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Year Ended December 31, 2016

With Report of Independent Registered Public

Accounting Firm

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Financial Statements

Year Ended December 31, 2016

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Emerging Markets Dividend Growth Fund, L.P.

We have audited the accompanying statement of assets and liabilities of Driehaus Emerging Markets Dividend Growth Fund, L.P. (the Fund), including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Emerging Markets Dividend Growth Fund, L.P. at December 31, 2016, and the results of their operations and the changes in partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

March 13, 2017

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments

December 31, 2016

	Shares,
	Principal Amount,
	or Number	Fair
	of Contracts	Value
Sovereign Bonds - 4.34%
South America - 4.34%
Peru - 4.34%
Republic of Peru, 6.7142% 2/12/2055	S/. 2,000,000	$558,392

Total South America		558,392

Total Sovereign Bonds (cost $611,442)		558,392

Equity Securities - 85.38%
Africa - 2.81%
South Africa - 2.81%
MTN Group, Ltd	15,778	144,950
Capitec Bank Holdings, Ltd	2,442	123,578
Aspen Pharmacare Holdings, Ltd	4,518	93,289

		361,817

Total Africa		361,817

Asia - 51.67%
China -18.82%
Tencent Holdings, Ltd	16,265	397,894
Alibaba Group Holding - Sp ADR*	4,367	383,466
Ping An Insurance Group Co - H	64,512	322,789
China Construction Bank - H	362,643	279,190
Kweichow Moutai Co, Ltd - A	5,600	269,263
Baidu Inc - Sp ADR*[2]	1,383	227,379
Anta Sports Products, Ltd	62,000	185,093
Sinopharm Group Co - H	28,501	117,429
Anhui Conch Cement Co, Ltd - H	37,000	100,677
Aluminum Corp Of China, Ltd - H*	166,214	68,590
China Life Insurance Co - H	26,000	67,728

		2,419,498
Hong Kong - 1.48%
AIA Group, Ltd	33,717	190,227
Indonesia - 2.45%
Bank Tabungan Negara Persero	976,301	126,091
Telekomunikasi Indonesia Persero	392,623	115,987
Gudang Garam Tbk PT	15,400	73,042

		315,120

See accompanying Notes to Financial Statements.

2

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

	Shares,
	Principal Amount,
	or Number	Fair
	of Contracts	Value
India - 8.44%
HDFC Bank Ltd - ADR	5,170	$313,716
Power Grid Corp Of India, Ltd	76,714	207,412
Mahanagar Gas, Ltd	11,834	137,372
ITC, Ltd	34,509	122,869
Maruti Suzuki India, Ltd	1,423	111,533
Larsen & Toubro, Ltd	4,909	97,580
Icici Bank Ltd - Sp ADR	12,663	94,846

		1,085,328
Macau - 1.25%
Sands China, Ltd	36,844	160,119
Malaysia - 0.61%
Public Bank Berhad	17,800	78,247
Pakistan - 0.98%
Hub Power Company	105,958	125,353
South Korea - 8.72%
Samsung Electronics Co, Ltd	396	590,820
Macquarie Korea Infrastructure Fund	46,649	314,778
SK Hynix, Inc	3,198	118,356
Hankook Tire Co, Ltd	2,013	96,667

		1,120,621
Thailand - 2.80%
CP All PCL - NVDR	80,144	139,875
IRPC PCL - NVDR*	874,119	117,166
Star Petroleum Refining PCL	297,191	102,907

		359,948
Taiwan - 6.12%
Taiwan Semiconductor Manufacturing	57,175	321,985
Cathay Financial Holding Co	108,048	161,591
Largan Precision Co, Ltd	854	100,427
E.Sun Financial Holding Co	138,996	79,139
Formosa Petrochemical Corp	20,000	69,503
Mediatek Inc	8,000	53,740

		786,385

Total Asia		6,640,846

See accompanying Notes to Financial Statements.

3

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

	Shares,
	Principal Amount,
	or Number	Fair
	of Contracts	Value
Eastern Europe - 11.83%
Czech Republic - 1.00%
Moneta Money Bank a.s.*1	39,919	$128,759
Hungary - 0.75%
OTP Bank PLC	3,354	95,898
Poland - 1.08%
Powszechny Zaklad Ubezpiecze	17,539	139,192
Romania - 0.83%
Banca Transilvania	192,812	106,653
Russia - 6.16%
Gazprom Pao - Sp ADR*	57,501	292,680
Sberbank Pao - Sp ADR	19,120	221,314
Moscow Exchange MICEX	71,573	146,530
Yandex NV - A*	6,525	131,348

		791,872
Turkey - 2.01%
Soda Sanayii	96,842	145,253
Akbank T.A.S.	50,808	112,654

		257,907

Total Eastern Europe		1,520,281

Middle East - 2.44%
Egypt - 0.94%
Commercial International Bank - Sp GDR	32,956	120,289
United Arab Emirates - 1.50%
Abu Dhabi Commercial Bank	55,841	104,904
DP World, Ltd	5,058	88,566

		193,470

Total Middle East		313,759

North America - 6.65%
Canada - 1.38%
Semafo, Inc*	54,050	177,932

See accompanying Notes to Financial Statements.

4

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

	Shares,
	Principal Amount,
	or Number	Fair
	of Contracts	Value
Mexico - 4.54%
Grupo Financiero Banorte - O	58,789	$289,554
America Movil - ADR Series L	10,608	133,343
Fomento Economico Mex - Sp ADR	1,104	84,136
Mexichem S.A.B. De C.V.	33,831	76,753

		583,786
United States - 0.73%
Xilinx, Inc	1,560	94,177

		94,177

Total North America		855,895

South America - 8.03%
Brazil - 8.03%
Banco Do Brasil S.A.	33,034	285,102
Equatorial Energia S.A. - Ord	13,200	220,629
Transmissora Alianca De-Unit	29,213	186,155
Cetip S.A . - Mercados Organizado	9,798	134,265
Braskem S.A. - Sp ADR	5,428	115,128
Embraer S.A. - ADR	4,710	90,668

		1,031,947

Total South America		1,031,947

Western Europe - 1.95%
Germany - 0.63%
Infineon Technologies AG	4,693	81,561
Greece - 0.63%
Hellenic Telecommunications Organization	8,565	80,513
Luxembourg - 0.69%
L’Occitane International SA	46,828	88,650

Total Western Europe		250,724

Total Equity Securities (cost $10,045,496)		10,975,269

Exchange-Traded Funds - 2.07%
United States - 2.07% iShares Tips Bond ETF	2,350	265,950

Total United States		265,950

Total Exchange-Traded Funds (cost $260,024)		265,950

See accompanying Notes to Financial Statements.

5

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

	Shares,
	Principal Amount,
	or Number	Fair
	of Contracts	Value
Purchased Call Options - 0.27%
MXN/USD Currency Option
Exercise Price $20.40
Expiration Date - March 14, 2017	1,000,000	$13,252
CBOE Volatility Index
Exercise Price $13.50
Expiration Date - January 18, 2017	100	21,000

		34,252

Purchased Put Options - 0.29%
SPDR S&P 500 ETF
Exercise Price $225.00
Expiration Date - January 20, 2017	100	31,300
iShares MSCI Emerging Market ETF
Exercise Price $34.00
Expiration Date - January 20, 2017	200	6,400

		37,700

Total Purchased Options (premiums paid $87,616)		71,952

Short Term Investments - 0.88%
Northern Institutional Funds Government Select	114,235	114,235

Short Term Investments (cost $114,235)		114,235

Total Investments (cost and premiums paid $11,118,813)		11,985,798
Other Assets in Excess of Liabilities - 6.77%		870,667

Total Partners’ Capital		$12,856,465

Written Call Options - (0.04)%
CBOE Volatility Index
Exercise Price $20.00
Expiration Date - January 18, 2017	100	$(5,000)

Total Written Options (premiums received $4,696)		$(5,000)

*	Non-income producing security
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, the security has been determined to be liquid under procedures established by the General Partner and may be resold in transactions exempt from registration, normally to qualified institutional buyers

ADR - American Depository Receipt

SP ADR - Sponsored American Depository Receipt

S/. - Peru Sol

SP GDR - Sponsored Global Depository Receipt

NVDR - Non Voting Depository Receipt

See accompanying Notes to Financial Statements.

6

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation / (Depreciation)
Goldman Sachs	USD	1,000,000	KRW	1,168,900,000	5/10/2017	$32,649
Goldman Sachs	USD	1,000,000	KRW	1,181,900,000	5/18/2017	20,968
Goldman Sachs	KRW	1,181,100,000	USD	1,017,137	5/18/2017	(39,626)
Goldman Sachs	KRW	1,168,900,000	USD	1,053,823	5/10/2017	(86,472)
Morgan Stanley	KRW	800,000	USD	731	5/18/2017	(69)
Goldman Sachs	GBP	429,548	EUR	500,000	1/23/2017	3,086
Goldman Sachs	EUR	500,000	USD	539,146	1/23/2017	(12,152)
Goldman Sachs	USD	542,699	GBP	429,548	1/23/2017	12,919

Total Forward Foreign Currency Contracts						$(68,697)

EUR = Euro

KRW = South Korean Won

GBP = British Pound

See accompanying Notes to Financial Statements.

7

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Interest Rate Swaps
	Rate Type					Unrealized
	Payments Made by the	Payments Received by	Termination			Appreciation /
Counterparty	Fund	the Fund	Date	Notional Amount		(Depreciation)
Goldman Sachs	SAFE South Africa Johannesburg Interbank Agreed Rate 3 Month	7.40% semi-annual	12/7/2017	ZAR	190,000,000	$314
Goldman Sachs	7.405% semi-annual	SAFE South Africa Johannesburg Interbank Agreed Rate 3 Month	12/13/2017	ZAR	190,000,000	(649)
Goldman Sachs	KRW 3 Month Certificate of Deposit	1.55% semi-annual	12/13/2018	KRW	17,700,000,000	8,560
Goldman Sachs	1.9166% semi-annual	KRW 3 Month Certificate of Deposit	12/13/2026	KRW	3,750,000,000	(24,080)

Total						$(15,855)

Centrally Cleared Interest Rate Swaps
	Rate Type					Unrealized
	Payments Made by the	Payments Received by	Termination			Appreciation /
Counterparty	Fund	the Fund	Date	Notional Amount		(Depreciation)
LCH Group	ICE Libor USD 3 Month	1.43236% semi-annual	7/14/2026	USD	1,000,000	$(71,965)
LCH Group	1.46582% semi-annual	ICE Libor USD 3 Month	7/14/2026	USD	1,000,000	70,964
LCH Group	1.0792% semi-annual	ICE Libor USD 3 Month	9/20/2018	USD	5,000,000	18,669
LCH Group	ICE Libor USD 3 Month	1.47262% semi-annual	7/25/2026	USD	1,600,000	(109,113)
LCH Group	1.46939% semi-annual	ICE Libor USD 3 Month	7/26/2026	USD	1,000,000	70,720
LCH Group	1.126% semi-annual	ICE Libor USD 3 Month	11/14/2018	USD	10,000,000	51,091
LCH Group	2.339% semi-annual	ICE Libor USD 3 Month	12/13/2026	USD	2,200,000	(4,681)
LCH Group	ICE Libor USD 3 Month	1.899630% semi-annual	12/13/2021	USD	4,100,000	(8,441)
LCH Group	ICE Libor USD 3 Month	1.021% semi-annual	9/14/2018	USD	5,000,000	(17,151)
LCH Group	ICE Libor USD 3 Month	1.506% semi-annual	7/14/2026	USD	1,000,000	(66,872)
LCH Group	2.4559% semi-annual	ICE Libor USD 3 Month	11/23/2046	USD	1,000,000	24,821
LCH Group	ICE Libor USD 3 Month	1.5085% semi-annual	8/18/2026	USD	1,000,000	(66,831)
LCH Group	ICE Libor USD 3 Month	1.5877% semi-annual	7/26/2016	USD	2,000,000	(120,939)
LCH Group	1.0801% semi-annual	ICE Libor USD 3 Month	9/14/2018	USD	5,000,000	18,365
LCH Group	ICE Libor USD 3 Month	1.213% semi-annual	11/14/2018	USD	10,000,000	(34,481)
LCH Group	ICE Libor USD 3 Month	1.0249% semi-annual	9/20/2018	USD	5,000,000	(17,883)
LCH Group	1.3713% semi-annual	ICE Libor USD 3 Month	7/14/2026	USD	1,000,000	73,496
LCH Group	ICE Libor USD 3 Month	2.4295% semi-annual	11/23/2046	USD	1,000,000	(30,312)
LCH Group	1.4649 semi-annual	ICE Libor USD 3 Month	7/26/2026	USD	1,000,000	68,314
LCH Group	1.4692% semi-annual	ICE Libor USD 3 Month	7/25/2026	USD	1,600,000	108,632
LCH Group	1.4399% semi-annual	ICE Libor USD 3 Month	8/18/2026	USD	1,000,000	71,635
LCH Group	ICE Libor USD 3 Month	2.4028% semi-annual	12/13/2026	USD	2,200,000	17,010
LCH Group	2.0166% semi-annual	ICE Libor USD 3 Month	12/13/2021	USD	4,100,000	(13,906)
CME Group	Mexico Interbank TIIE 28 Days Rate	6.84% - 28 day coupon	11/4/2026	MXN	105,000,000	(26,296)
CME Group	7.39% - 28 day coupon	Mexico Interbank TIIE 28 Days Rate	11/14/2018	MXN	25,000,000	45,169

Total						$50,015

Total Swap Contracts						$34,160

KRW - South Korean Won            USD - United States Dollar             MXN - Mexican Peso            ZAR - South African Rand

See accompanying Notes to Financial Statements.

8

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2016

Fair Value
as Percent
of Partners’
Industry	Capital
Aerospace & Defense	0.71%
Auto Components	0.75%
Automobiles	0.87%
Beverages	2.75%
Capital Markets	6.70%
Chemicals	2.62%
Commercial Banks	19.90%
Computers & Peripherals	4.60%
Construction & Engineering	0.76%
Construction Materials	0.78%
Diversified Telecommunication Services	1.53%
Electric Utilities	4.78%
Electronic Equipment, Instruments & Components	0.78%
Food & Staples Retailing	1.09%
Gas Utilities	1.07%
Health Care Providers & Services	0.91%
Hotels, Restaurants & Leisure	1.25%
Independent Power Producers & Energy Traders	0.98%
Insurance	6.86%
Internet Software & Services	8.87%
Metals & Mining	1.92%
Sovereign Bond	4.34%
Oil, Gas & Consumable Fuels	4.53%
Other	1.44%
Pharmaceuticals	0.73%
Semiconductors & Semiconductor Equipment	5.21%
Specialty Retail	0.69%
Textiles, Apparel & Luxury Goods	1.44%
Tobacco	1.52%
Transportation Infrastructure	0.69%
Wireless Telecommunication Services	2.16%
Other Assets in Excess of Liabilities	6.77%

Total	100.00%

See accompanying Notes to Financial Statements.

9

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Assets and Liabilities

December 31, 2016

Assets
Investment securities, at fair value (cost $11,031,197)	$11,913,846
Purchased options, at fair value (premiums paid $87,616)	71,952
Unrealized appreciation on open swap contracts	647,760
Unrealized appreciation on forward foreign currency contracts	69,622
Cash	7,154,912
Due from broker	1,214,664
Foreign currency, at fair value (cost $84,870)	83,921
Receivable for securities sold	40,018
Dividends receivable	18,158
Interest receivable on bonds	15,450

Total assets	21,230,303
Liabilities and partners’ capital
Written options, at fair value (premiums received $4,696)	5,000
Unrealized depreciation on open swap contracts	613,600
Unrealized depreciation on forward foreign currency contracts	138,319
Partner contributions received in advance	7,154,000
Payable to withdrawing partner	304,000
Payable for securities purchased	100,435
Accrued liabilities and accounts payable	38,575
Payable to affiliate	19,909

Total liabilities	8,373,838

Partners’ capital	$12,856,465

See accompanying Notes to Financial Statements.

10

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Operations

Year Ended December 31, 2016

Net investment income (loss)
Income:
Dividends (net of foreign withholding taxes of $21,704)	$260,729
Interest	67,123
Other	6,217

Total income	334,069
Expenses:
Management fees	63,152
Professional fees	48,240
Legal fees	10,660
Custodian fees	10,009
Other	8,473

Total expenses	140,534

Net investment income	193,535
Net realized and unrealized gain (loss) on investments, options, swaps and foreign currency
Net realized gain (loss) on investment securities	283,098
Net realized gain (loss) on investment securities sold short	(9,872)
Net realized gain (loss) on purchased options	(326,393)
Net realized gain (loss) on written options	28,314
Net realized gain (loss) on swap contracts	104,811
Net realized gain (loss) on forward foreign currency contracts and foreign exchange transactions	(33,215)
Change in net unrealized appreciation (depreciation) on investment securities	1,028,451
Change in net unrealized appreciation (depreciation) on purchased options	(5,026)
Change in net unrealized appreciation (depreciation) on written options	(1,687)
Change in net unrealized appreciation (depreciation) on swap contracts	34,160
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign exchange transactions	(69,456)

Net realized and unrealized gain (loss) on investments, options, swaps, and foreign currency	1,033,185

Net increase in partners’ capital resulting from operations	$1,226,720

See accompanying Notes to Financial Statements.

11

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2016

	General	Limited
	Partner	Partners	Total
Partners’ capital at January 1, 2016	$492,787	$10,970,622	$11,463,409
Capital withdrawals	—	(466,078)	(466,078)
Capital contributions	—	632,414	632,414
Net increase in partners’ capital resulting from operations	53,764	1,172,956	1,226,720

Partners’ capital at December 31, 2016	$546,551	$12,309,914	$12,856,465

See accompanying Notes to Financial Statements.

12

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements

December 31, 2016

1.	Organization and Business

Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on November 12, 2014. The primary purpose of the Fund is to provide capital appreciation and current income through investments in securities of companies located in or deriving substantial revenues from growth economies or emerging markets. The style combines macro-economic and fundamental analyses to provide long and short exposures to emerging market-oriented securities across asset classes. The Fund may invest in long and short equities, fixed income securities as well as forwards on interest rates, currencies, and commodities, and may also hold swaps, options and other derivatives.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Investments are valued at fair value based upon the last reported sale as of the last day of the accounting period. In addition, if a market quotation is not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, equity securities may be valued at fair value based on methodology set forth by Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The resulting realized and change in net unrealized appreciation and depreciation is reflected in the statement of operations.

Fixed income securities, swaps, forward foreign currency contracts and other financial derivatives are valued primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

13

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Sovereign bonds	$—	$558,392	$—	$558,392
Equity securities*:
Asia	6,640,846	—	—	6,640,846
Eastern Europe	1,520,281	—	—	1,520,281
North America	1,121,845	—	—	1,121,845
South America	1,031,947	—	—	1,031,947
Africa	361,817	—	—	361,817
Middle East	313,759	—	—	313,759
Western Europe	250,724	—	—	250,724
Purchased options	58,700	13,252	—	71,952
Short term investments	114,235	—	—	114,235

Total Assets	$11,414,154	$571,644	—	$11,985,798

Liabilities
Written options	$(5,000)	$—	$—	$(5,000)

Total Liabilities	$(5,000)	$—	$—	$(5,000)

Other financial instruments
Swap contracts - asset	$—	$647,760	$—	$647,760
Swap contracts - liability	—	(613,600)	—	(613,600)

Total other financial instruments	$—	$34,160	$—	$34,160

*	See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2016.

14

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

Securities Sold Short

The Fund is may engage in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest, if any, are recorded as an expense to the Fund on the statement of operations.

Options

The Fund buys and writes put and call options through listed exchanges. Options that are listed on a national options exchange are valued at their last reported sale price on the principal market on which such options shall have traded on the date of determination, provided, however, that if the last reported sale price does not fall within the last reported “bid” and “asked” price for such options on the date, the options may be valued at the mean between the last “bid” and “asked” price for such options on that date. The buyer of an option has the right to purchase (call option) or sell (put option) a specified quantity of a specified security at a specified price prior to or on a specified expiration date, whereas the writer of an option grants the buyer of an option the right to purchase from (call option), or sell to (put option), the writer a specified quantity of a specified security at a specified price prior to or on a specified expiration date. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Investment Income and Operating Expenses

Dividends from equity securities and dividends on securities sold short are recognized as income and expense, respectively, on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income and operating expenses are recorded on the accrual basis.

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period.

Short Term Investments

Short term investments include money market mutual funds, which are reported at quoted net asset value, with banks and brokers, having an original or remaining maturity of 90 days or less.

15

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

2.	Summary of Significant Accounting Policies (continued)

Translation of Foreign Currency

Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund’s valuation. Purchases and sales of investment securities denominated in foreign currencies are translated into U.S. dollar amounts using the trade date exchange rate. Dividends denominated in foreign currencies are translated into U.S. dollar amounts using the exchange rate on ex-date. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized gains or losses and net change in unrealized gains or losses on equity securities in the statement of operations.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

3.	Recent Accounting Pronouncements

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). The pronouncement outlines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are available for issuance. Substantial doubt exists if these conditions or events indicate that the entity will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. The Fund has adopted the provisions of ASU 2014-15 for the year ended December 31, 2016, and there is not a material impact on the Fund’s financial statements.

16

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

4.	Financial Highlights

Total return	9.86%
Ratios to average limited partners’ capital:
Net investment income	1.53%
Expenses	1.15%
Portfolio turnover rate	134%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee, and excluding the effects of contributions or withdrawals for the year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2016.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.

Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2016. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax years ended December 31, 2014, December 31, 2015, and December 31, 2016 remain subject to examination by taxing authorities.

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC provides certain administrative services and acts as the investment adviser to the Fund. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 0.95% (0.95% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus.

17

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

6.	Related Parties (continued)

The total management fee for the year ended December 31, 2016 was $63,152, of which $19,909 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. The management fee is allocated proportionately only to those partners subject to management fees.

As of December 31, 2016, the General Partner’s capital balance represents 4.3% of partners’ capital. Also, as of December 31, 2016, capital balances of limited partners who are affiliates of the General Partner represent 95.7% of partners’ capital.

7.	Derivatives and Other Financial Instruments

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting. Details of this disclosure can be found below as well as in the schedule of investments.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and, therefore, can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.

Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Spot Contracts

The Fund enters into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for two to five days, depending on the settlement terms of the underlying security transaction. At December 31, 2016, the Fund had no foreign currency spot contracts outstanding under which it is obligated to exchange currencies at specified future dates. The net realized gain (loss) from foreign currency spot contracts is included in net foreign exchange realized gain (loss) in the statement of operations.

18

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

7.	Derivatives and Other Financial Instruments (continued)

Options Contracts

In order to hedge exposures within the Fund’s portfolio or to profit from movements in the prices of the underlying securities, the Fund may purchase or write options on equity securities, exchange-traded funds and other similar securities as well as futures. The Fund may also invest in futures, swaps and other derivatives as well as debt instruments and foreign currencies. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option.

The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent the Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Fund is not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the schedule of investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

19

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

7.	Derivatives and Other Financial Instruments (continued)

When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2016, the Fund had outstanding options as listed in the schedule of investments and the required collateral is included in due from broker in the statement of assets and liabilities.

The premium amount and the number of option contracts written by the Fund for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Options outstanding at December 31, 2015	400	$16,883
Options written	7,300	248,059
Options closed	(4,775)	(170,197)
Options expired	(2,825)	(90,049)

Options outstanding at December 31, 2016	100	$4,696

Swap Contracts

The Fund is subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market using fair value estimates provided by an independent pricing service.

Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statement of assets and liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Realized gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Forward Foreign Currency Contracts

The Fund uses forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation.

20

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

7.	Derivatives and Other Financial Instruments (continued)

When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the statement of assets and liabilities. In addition, the Fund could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of December 31, 2016, the Fund had forward foreign currency contracts as listed in the schedule of investments.

Derivative Investment Holdings Categorized by Risk Exposure

The gross notional amount and/or the number of contracts for the Fund as of December 31, 2016 are included on the schedule of investments. The quarterly average values of derivative investments for the year ended December 31, 2016 is set forth in the table below:

Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount /Number
Option Contracts – Purchased	number of contracts	1,001,119
Option Contracts – Written	number of contracts	(8,318)
Swap Contracts – Long	gross notional amount	$9,598,227
Swap Contracts – Short	gross notional amount	$(19,836,489)
Forward Contracts – Long	fair value	$17,292,742
Forward Contracts – Short	fair value	$(17,337,426)

The following table sets forth the fair value and the location in the statement of assets and liabilities of the Fund’s derivative contracts by primary risk exposure as of December 31, 2016:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Currency contracts	Purchased options, at fair value	$13,252
	Unrealized appreciation on forward foreign currency contracts	69,622	Unrealized depreciation on forward foreign currency contracts	$138,319
Equity contracts	Purchased options, at fair value	58,700	Written options outstanding, at fair value	5,000
Interest rate contracts	Unrealized appreciation on open swap contracts	647,760	Unrealized depreciation on open swap contracts	613,600

		$789,334		$756,919

21

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

7.	Derivatives and Other Financial Instruments (continued)

The following table sets forth the Fund’s realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Swap Contracts	Forward Contracts	Total
Currency contracts	$—	$—	$—	$(29,336)	$(29,336)
Equity contracts	(347,998)	28,314	—		(319,684)
Interest rate contracts	21,605	—	104,811		126,416

	$(326,393)	$28,314	$104,811	$(29,336)	$(222,604)

The following table sets forth the Fund’s change in unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2016:

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Swap Contracts	Forward Contracts	Total
Currency contracts	$(14,848)	$—	$—	$(68,697)	$(83,545)
Equity contracts	9,822	(1,687)	—		8,135
Interest rate contracts		—	34,160		34,160

	$(5,026)	$(1,687)	$34,160	$(68,697)	$(41,250)

8.	Disclosure about Offsetting Assets and Liabilities

The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the statement of assets and liabilities as a component of due from brokers. The Fund’s derivative contracts held at December 31, 2016, are not accounted for as hedging instruments under GAAP.

22

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

8.	Disclosure about Offsetting Assets and Liabilities (continued)

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the statements of assets and liabilities. The settlement of futures contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.

The following table presents the Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received as of December 31, 2016:

Description	Gross Amount Recognized in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$8,874	$(8,874)	$—	$—
Unrealized appreciation on forward foreign currency contracts	69,622	(69,622)	—	—

The following table presents the Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Description	Gross Amount Recognized in the Statement of Net Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged[3]	Net Amount[2]
Unrealized depreciation on open swap contracts	$24,729	$(8,874)	$(15,855)	$—
Unrealized depreciation on forward foreign currency contracts	138,319	(69,622)	(68,697)	—

1	Net amount represents the net amount receivable from the counterparty in event of default
2	Net amount represents the net amount payable to the counterparty in event of default
3	Collateral pledged is included in due from broker on the statement of assets and liabilities

23

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2016

9.	Risk Concentrations

To the extent the Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

10.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

11.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $250,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

12.	Investment Transactions

The aggregate purchases and sales of investment securities and options, excluding securities sold short and short-term obligations, for the year ended December 31, 2016 were $20,576,317 and $19,820,383, respectively. The aggregate proceeds from and covers of investment securities and written options for the year ended December 31, 2016 were $919,695 and $913,440, respectively.

13.	Subsequent Events

On November 29, 2016, the General Partner entered into an Agreement and Plan of Exchange to exchange the assets of the Fund for shares of Driehaus Multi-Asset Growth Economies Fund, a series of Driehaus Mutual Funds. The exchange is expected to take place at close of business on April 7, 2017, at which time, the shares will be distributed to all partners who elected to participate in the exchange based on their pro-rata interest as of the exchange date in the Fund. The Fund expects to terminate as soon as practicable after the exchange.

From January 1, 2017 through March 13, 2017, partner capital contributions of $7,844,000, of which $7,154,000 were received prior to year-end, were received from partners, and a partner capital withdrawal of $10,000 was disbursed to a partner.

The Fund has evaluated events or transactions through March 13, 2017, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

24

SCHEDULE OF INVESTMENTS

Driehaus Emerging Markets Dividend Growth Fund, L.P.

December 31, 2015

With Report of Independent Registered Public

Accounting Firm

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments

December 31, 2015

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The General Partner of Driehaus Emerging Markets Dividend Growth Fund, L.P.

We have audited the accompanying schedule of investments of Driehaus Emerging Markets Dividend Growth Fund, L.P. (the Fund), as of December 31, 2015. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above is presented fairly, in all material respects, in conformity with U.S. generally accepted accounting principles as of December 31, 2015.

March 13, 2017

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments

December 31, 2015

	Shares	Fair Value
Equity Securities - 82.34%
Africa - 2.14%
South Africa - 2.14%
Sasol, Ltd	5,520	$149,699
Bidvest Group, Ltd	4,532	96,182

		245,881

Total Africa		245,881

Asia - 56.54%
China - 14.92%
Ping An Insurance Group Co - H	62,004	344,020
China Life Insurance Co - H	74,846	241,920
China Vanke Co, Ltd - H	79,700	235,499
China Construction Bank - H	305,000	208,973
Kweichow Moutai Co, Ltd - A	5,400	181,444
KWG Property Holding, Ltd	223,000	165,451
Inner Mongolia Yili Indus - A	47,146	119,288
Tencent Holdings, Ltd	5,900	116,096
Zhengzhou Yutong Bus Co - A	28,225	97,755

		1,710,446
Hong Kong - 4.59%
China Mobile, Ltd - Sp ADR	4,210	237,149
Techtronic Industries Co	42,766	174,374
CNOOC, Ltd - Sp ADR[1]	1,103	115,131

		526,654
Indonesia - 2.64%
Telekomunikasi Indonesia Persero Tbk PT	945,631	212,998
Waskita Karya Persero Tbk PT	739,500	89,588

		302,586
India - 7.54%
HDFC Bank, Ltd - ADR	5,214	321,182
Divi’s Laboratories, Ltd	16,690	291,347
Zee Entertainment Enterprise	20,895	138,102
ITC, Ltd	23,006	113,993

		864,624
Macau - 1.20%
Sands China, Ltd	40,000	137,031
Malaysia - 1.26%
Bursa Malaysia Bhd	74,200	144,304

See accompanying Notes to Schedule of Investments

2

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2015

		Fair
	Shares	Value
Pakistan - 1.31%
United Bank, Ltd	101,741	$150,521
South Korea - 12.63%
Samsung Electronics Co, Ltd	340	365,358
Macquarie Korea Infra Fund	51,673	353,873
Lg Household & Health Care	220	197,007
Hyundai Motor Co	1,109	140,924
Korea Electric Power Corp	2,802	119,483
Hansae Co, Ltd	1,459	65,948
Korea Investment Holdings Co	1,367	57,767
SK Hynix Inc	2,029	53,210
Cosmax Inc	317	49,745
Hyundai Development Co-Engineering & Construction	1,360	45,003

		1,448,318
Thailand - 2.21%
CP All Pcl - NVDR	120,144	131,045
Central Pattana Pcl - NVDR	93,300	121,859

		252,904
Taiwan - 8.25%
Taiwan Semiconductor Manufacturing	80,000	348,281
Hon Hai Precision Industry	72,000	177,112
E.Sun Financial Holding Co	296,626	172,935
Cathay Financial Holding Co	107,000	150,824
Aerospace Industrial Development	78,000	95,461

		944,613

Total Asia		6,482,001

Eastern Europe - 4.78%
Hungary - 0.68%
OTP Bank Plc	3,760	77,739
Russia - 3.23%
Moscow Exchange MICEX	139,451	174,600
Sberbank Pao - Sp ADR	18,996	111,696
Mobile Telesystems - Sp ADR	13,559	83,795

		370,091
Turkey - 0.87%
Bim Birlesik Magazalar AS	5,649	99,464

Total Eastern Europe		547,294

See accompanying Notes to Schedule of Investments

3

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2015

		Fair
	Shares	Value
North America - 7.76%
Mexico - 3.90%
Grupo Financiero Banorte S.A.B. de C.V.	31,777	$174,792
Coca-Cola Femsa Sab - Sp ADR	1,484	105,082
Walmart De Mexico-Ser V	34,355	86,692
Grupo Televisa Sa - Sp ADR[1]	2,977	81,004

		447,570
United States - 3.86%
CME Group Inc	1,796	162,718
Philip Morris International	1,836	161,403
Facebook Inc - A*	1,128	118,056

		442,177

Total North America		889,747

South America - 6.12%
Argentina - 1.10%
Pampa Energia Sa - Sp ADR*	6,129	125,951
Brazil - 3.16%
Ultrapar Particpac - Sp ADR	10,035	153,034
Equatorial Energia S.A.	13,200	114,242
Multiplan Empreendimentos	9,942	95,493

		362,769
Chile - 1.86%
Banco Santander-Chile - ADR	7,396	130,465
S.A.C.I. Falabella	12,900	82,213

		212,678

Total South America		701,398

Western Europe - 5.00%
Austria - 1.62%
Erste Group Bank Ag	5,923	186,089
Greece - 0.82%
Hellenic Telecommun Organization	9,407	94,462
Spain - 0.83%
Banco Bilbao Vizcaya Argentaria	13,022	95,370
United Kingdom - 1.73%
Randgold Resources, Ltd - ADR	1,841	114,013
BGEO Group Plc	2,983	83,730

		197,743

Total Western Europe		573,664

Total Equity Securities (cost $9,504,502)		9,439,985

See accompanying Notes to Schedule of Investments

4

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2015

		Fair
	Shares	Value
Exchange-Traded Funds - 5.39%
United States - 5.39%
Market Vectors J.P. Morgan EM Local Currency Bond ETF	29,422	$500,174
Market Vectors Vietnam ETF	7,927	117,240

Total Exchange-Traded Funds (cost $698,699)		617,414

Purchased Put Options - 0.68%
iShares Russell 2000 ETF
Exercise Price $112
Expiration Date - January 15, 2016	300	45,900
iShares MSCI Emerging Market ETF
Exercise Price $32
Expiration Date - January 15, 2016	600	23,400
SPDR S&P 500 ETF
Exercise Price $193
Expiration Date - January 15, 2016	200	8,800

Total Purchased Put Options (premiums paid $88,738)		78,100
Short Term Investments - 6.84%
Northern Institutional Funds Government Select	783,949	783,949

Short Term Investments (cost - $783,949)		783,949

Total Investments (cost and premiums paid $11,075,888)		10,919,448
Other Asset in Excess of Liabilities - 4.57%		543,961

Total Partners’ Capital		$11,463,409

Written Put Options - (0.14)%
iShares Russell 2000 ETF
Exercise Price $108
Expiration Date - January 15, 2016	300	$(14,700)
SPDR S&P 500 ETF
Exercise Price $180
Expiration Date - January 15, 2016	100	(800)

Total Written Put Options (premiums received $16,883)		$(15,500)

* Non-income producing security

ADR - American Depository Receipt SP ADR - Sponsored American Depository Receipt	NVDR - Non Voting Depository Receipt

See accompanying Notes to Schedule of Investments

5

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Schedule of Investments (continued)

December 31, 2015

Fair Value
as Percent
of Partners’
Industry	Capital
Aerospace & Defense	0.83%
Automobiles	1.23%
Beverages	2.50%
Capital Markets	3.59%
Commercial Banks	14.95%
Construction & Engineering	1.17%
Diversified Financial Services	4.20%
Diversified Telecommunication Services	2.68%
Electric Utilities	3.14%
Electronic Equipment, Instruments & Components	1.55%
Food & Staples Retailing	2.77%
Food Products	1.04%
Funds	5.39%
Hotels, Restaurants & Leisure	1.20%
Household Durables	1.52%
Household Products	1.72%
Industrial Conglomerates	0.84%
Insurance	6.43%
Internet Software & Services	2.04%
Life Sciences Tools & Services	2.54%
Machinery	0.85%
Media	1.91%
Metals & Mining	0.98%
Multiline Retail	0.72%
Oil, Gas & Consumable Fuels	3.65%
Other	7.52%
Personal Products	0.43%
Real Estate Management & Development	5.39%
Semiconductors & Semiconductor Equipment	6.69%
Textiles, Apparel & Luxury Goods	0.58%
Tobacco	2.40%
Wireless Telecommunication Services	2.80%
Other assets in excess of liabililties	4.75%

100.00%

See accompanying Notes to Schedule of Investments

6

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Schedule of Investments

December 31, 2015

1.	Organization and Business

Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on November 12, 2014. The primary purpose of the Fund is to provide returns in excess of the MSCI Emerging Markets Index through investments in securities of companies deriving substantial revenues from emerging markets. The Fund generally selects investments based on their fundamental quality, dividend yield, dividend growth potential, valuation and anticipated price appreciation.

2.	Summary of Significant Accounting Policies

The fiscal year-end of the Fund is December 31. The following is a summary of significant accounting policies followed by the Fund in preparation of its schedule of investments in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities.

Investment Valuation

Investments are valued at fair value based upon the last reported sale as of the last day of the accounting period. In addition, if a market quotation is not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, equity securities may be valued at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”).

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Schedule of Investments (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets
Equity securities*:
Asia	$6,482,002	$—	$—	$6,482,002
North America	1,507,161	—	—	1,507,161
South America	701,398	—	—	701,398
Western Europe	573,663	—	—	573,663
Eastern Europe	372,694	174,600	—	547,294
Africa	245,881	—	—	245,881
Purchased options	78,100	—	—	78,100
Short term investments	783,949	—	—	783,949

Total Assets	$10,744,848	$174,600	$—	$10,919,448

Liabilities
Written options	$(15,500)	$—	$—	$(15,500)

Total Liabilities	$(15,500)	$—	$—	$(15,500)

*	See schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2015.

Options

The Fund buys and writes put and call options through listed exchanges. Options that are listed on a national options exchange are valued at their last reported sale price on the principal market on which such options shall have traded on the date of determination, provided, however, that if the last reported sale price does not fall within the last reported “bid” and “asked” price for such options on the date, the options may be valued at the mean between the last “bid” and “asked” price for such options on that date. The buyer of an option has the right to purchase (call option) or sell (put option) a specified quantity of a specified security at a specified price prior to or on a specified expiration date, whereas the writer of an option grants the buyer of an option the right to purchase from (call option), or sell to (put option), the writer a specified quantity of a specified security at a specified price prior to or on a specified expiration date. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Short Term Investments

Short term investments include money market mutual funds, which are reported at quoted net asset value, with banks and brokers, having an original or remaining maturity of 90 days or less.

8

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Schedule of Investments (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the schedule of investments. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s schedule of investments applies the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

3.	Subsequent Events

The Fund has evaluated events or transactions through March 13, 2017, the date the schedule of investments was available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the schedule of investments.

9

FINANCIAL STATEMENTS

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Year Ended December 31, 2015

With Report of Independent Auditors

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Financial Statements

Year Ended December 31, 2015

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The General Partner

Driehaus Emerging Markets Dividend Growth Fund, L.P.

We have audited the accompanying financial statements of Driehaus Emerging Markets Dividend Growth Fund, L.P., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2015, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Driehaus Emerging Markets Dividend Growth Fund, L.P. at December 31, 2015, and the results of its operations and changes in its partners’ capital for the year then ended in conformity with U.S. generally accepted accounting principles.

April 15, 2016

2

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Assets and Liabilities

December 31, 2015

Assets
Equity securities, at fair value (cost $10,203,201)	$10,057,399
Purchased options, at fair value (premiums paid $88,738)	78,100
Cash and cash equivalents	787,332
Due from broker	563,591
Foreign currency, at fair value (cost $59,046)	58,990
Dividends receivable	30,727

Total assets	11,576,139
Liabilities and partners’ capital
Written options, at fair value (premiums received $16,883)	15,500
Payable to withdrawing partner	58,000
Accrued liabilities and accounts payable	26,073
Payable to affiliate	13,157

Total liabilities	112,730

Partners’ capital	$11,463,409

See accompanying Notes to Financial Statements.

3

Driehaus Emerging Markets Dividend Growth

Condensed Schedule of Investments

December 31, 2015

Equity Securities*	Fair Value as Percent of Partners’ Capital	Fair Value
Financials:
Commercial banks	14.95%	$1,713,491
Insurance	6.43	736,764
Real estate management and development	5.39	618,302
Other	7.79	893,262

	34.56	3,961,819
Consumer staples	10.86	1,245,163
Information technology:
Semiconductors and semiconductor equipment	6.69	766,849
Other	3.59	411,264

	10.28	1,178,113
Consumer discretionary	7.15	819,596
Telecommunication services	5.48	628,404
Exchange traded funds	5.39	617,414
Other	14.02	1,606,890

Total equity securities (cost $10,203,201)	87.74	10,057,399
Purchased Options
Miscellaneous	0.68	78,100

Total purchased options (premiums paid $88,738)	0.68	78,100
Written Options
Miscellaneous	(0.14)	(15,500)

Total written options (premiums received $16,883)	(0.14)	(15,500)
Other assets and liabilities, net	11.72	1,343,410

Total partner’s capital	100.00%	$11,463,409

Breakdown by Region	% of Partners’ Capital	Foreign currency denominations that comprise 5% or more investments in equity securities and options include:
Asia/Far East excluding Japan	56.55%	Hong Kong Dollar	16.04%
North America	13.70%	South Korean Won	14.31%
South America	6.12%	Taiwan New Dollar	9.33%
Eastern Europe	4.77%	Indian Rupee	5.37%
Western Europe	5.00%
Africa	2.14%

	88.28%
Other assets and liabilities, net	11.72%

	100.00%

*	No one security makes up more than 5% of partners’ capital.

See accompanying Notes to Financial Statements.

4

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Operations

Year Ended December 31, 2015

Net investment income (loss)
Income:
Dividends (net of foreign withholding taxes of $43,878)	$341,009
Other	132
Interest	113

Total income	341,254
Expenses:
Management fees	55,618
Professional fees	29,555
Custodian fees	14,287
Legal fees	8,186
Other	14,426

Total expenses	122,072

Net investment income	219,182
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on equity securities	(1,066,148)
Net realized gain (loss) on purchased options	127,989
Net realized gain (loss) on written options	(132,270)
Net realized foreign exchange gain (loss)	(77,268)
Change in net unrealized gain (loss) on equity securities	124,366
Change in net unrealized gain (loss) on purchased options	(2,022)
Change in net unrealized gain (loss) on written options	1,383
Change in net unrealized foreign exchange gain (loss)	2,970

Net realized and unrealized gain (loss) on investments and foreign currency	(1,021,000)

Net decrease in partners’ capital resulting from operations	$(801,818)

See accompanying Notes to Financial Statements.

5

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Statement of Changes in Partners’ Capital

Year Ended December 31, 2015

	General	Limited
	Partner	Partners	Total
Partners’ capital at January 1, 2015	$527,937	$12,629,290	$13,157,227
Capital withdrawals	—	(1,206,000)	(1,206,000)
Capital contributions	—	314,000	314,000
Net decrease in partners’ capital resulting from operations	(35,150)	(766,668)	(801,818)

Partners’ capital at December 31, 2015	$492,787	$10,970,622	$11,463,409

See accompanying Notes to Financial Statements.

6

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements

December 31, 2015

1.	Organization and Business

Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Fund”) is a limited partnership, which commenced operations on November 12, 2014. The primary purpose of the Fund is to provide returns in excess of the MSCI Emerging Markets Index through investments in securities of companies deriving substantial revenues from emerging markets. The Fund generally selects investments based on their fundamental quality, dividend yield, dividend growth potential, valuation and anticipated price appreciation.

2.	Summary of Significant Accounting Policies

The fiscal year-end of the Fund is December 31. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Securities Transactions

Securities transactions are recorded on a trade-date basis. Payable for securities purchased and receivable for securities sold represent unsettled security transactions. Brokerage commissions and related costs of executing transactions are included in the cost of securities. Realized gains and losses on investment transactions are recorded using the specific-identification method.

Investment Valuation

Investments are valued at fair value based upon the last reported sale as of the last day of the accounting period. In addition, if a market quotation is not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, equity securities may be valued at fair value based on methodology set forth by the general partner of the Fund, Driehaus Capital Management (USVI) LLC (“DCM (USVI) LLC” or the “General Partner”). The resulting realized and change in net unrealized gain and loss is reflected in the statement of operations.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value, and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

The following table presents the Fund’s fair value hierarchy for financial instruments valued at fair value as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Equity securities*:
Asia	$6,482,002	$—	$—	$6,482,002
North America	1,507,161	—	—	1,507,161
South America	701,398	—	—	701,398
Western Europe	573,663	—	—	573,663
Eastern Europe	372,694	174,600	—	547,294
Africa	245,881	—	—	245,881

Total equity securities	9,882,799	174,600	—	10,057,399
Purchased options	78,100	—	—	78,100
Written options	(15,500)	—	—	(15,500)
Cash and cash equivalents – Money market mutual funds	783,949	—	—	783,949

Total	$10,729,348	$174,600	$—	$10,903,948

*	See condensed schedule of investments for industry breakdown.

The Fund held no Level 3 assets during the year ended December 31, 2015.

Options

The Fund buys and writes put and call options through listed exchanges. Options that are listed on a national options exchange are valued at their last reported sale price on the principal market on which such options shall have traded on the date of determination, provided, however, that if the last reported sale price does not fall within the last reported “bid” and “asked” price for such options on the date, the options may be valued at the mean between the last “bid” and “asked” price for such options on that date. The buyer of an option has the right to purchase (call option) or sell (put option) a specified quantity of a specified security at a specified price prior to or on a specified expiration date, whereas the writer of an option grants the buyer of an option the right to purchase from (call option), or sell to (put option), the writer a specified quantity of a specified security at a specified price prior to or on a specified expiration date. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Investment Income and Operating Expenses

Dividends from equity securities and dividends on securities sold short are recognized as income and expense, respectively, on the ex-dividend date, net of non-reclaimable foreign withholding taxes. Interest income and operating expenses are recorded on the accrual basis.

8

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

2.	Summary of Significant Accounting Policies (continued)

Allocation of Partners’ Capital

Any net increase or decrease in partners’ capital resulting from operations (exclusive of management fees – see Note 6) for any given accounting period, as defined, is allocated among the General Partner and limited partners, in accordance with the terms of the Limited Partnership Agreement, based on the proportionate share of each partner’s capital to aggregate partners’ capital at the beginning of such accounting period. To the extent that the Fund incurs any offering costs, such costs are paid and absorbed by the General Partner.

Cash and Cash Equivalents

Cash and cash equivalents include cash and money market mutual funds, which are reported at quoted net asset value, with banks and brokers. Cash equivalents have an original or remaining maturity of 90 days or less.

Translation of Foreign Currency

Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund’s valuation. Purchases and sales of investment securities denominated in foreign currencies are translated into U.S. dollar amounts using the trade date exchange rate. Dividends denominated in foreign currencies are translated into U.S. dollar amounts using the exchange rate on ex-date. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized gains or losses and net change in unrealized gains or losses on equity securities in the statement of operations.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

Investment Company

Management has evaluated the structure, objectives, and activities of the Fund and has determined that they meet the characteristics of an investment company. As such, the Fund’s financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

3.	Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Fund adopted ASU 2015-07 effective December 31, 2015.

9

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

4.	Financial Highlights

Total return	(7.54)%
Ratios to average limited partners’ capital:
Net investment income	1.73%
Expenses	0.99%

Total return is calculated as the change in a theoretical limited partner’s account, subject to the management fee, and excluding the effects of contributions or withdrawals for the year. The above ratios are computed based upon the weighted average of limited partners’ capital for the Fund for the year ended December 31, 2015.

An investor’s total return and ratios to average net assets may vary from these amounts and ratios based on the timing and amount of capital transactions and fee structure.

5.	Income Taxes

No provision for federal income taxes has been made because the taxable income or loss of the Fund is not taxable for federal income tax purposes and is included in the income tax returns of the individual partners.

The FASB’s Accounting for Uncertainty in Income Taxes (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has evaluated the implications of the Tax Statement and all tax positions and has determined that no liability for tax or related interest and penalties is required to be recorded in the financial statements as of December 31, 2015. Additionally, no such liabilities are expected in the next 12 months. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax years ended December 31, 2014 and December 31, 2015, remain subject to examination by taxing authorities.

6.	Related Parties

Richard H. Driehaus is the chairman of DCM (USVI) LLC. Richard H. Driehaus is also chairman of Driehaus Capital Management LLC (“DCM LLC”), a registered investment adviser.

DCM LLC provides certain administrative services and acts as the investment adviser to the Fund. The Limited Partnership Agreement permits the adviser to charge a monthly management fee for these services equal to 1/12 of 0.95% (0.95% annualized) of partners’ capital of the Fund, valued as of the last business day of each calendar month. DCM LLC, in its sole and absolute discretion, has and may elect to reduce, waive, or calculate differently the management fee with respect to certain limited partners, including, without limitation, limited partners that are affiliates or employees of DCM LLC or companies controlled by Richard H. Driehaus. The total management fee for the year ended December 31, 2015 was $55,618, of which $13,157 was payable at year-end and is included in payable to affiliate in the statement of assets and liabilities. The management fee is allocated proportionately only to those partners subject to management fees.

10

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

6.	Related Parties (continued)

As of December 31, 2015, the General Partner’s capital balance represents 4.3% of partners’ capital. Also, as of December 31, 2015, capital balances of limited partners who are affiliates of the General Partner represent 95.7% of partners’ capital.

7.	Derivatives and Other Financial Instruments

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting. Details of this disclosure can be found below as well as in the condensed schedule of investments.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and, therefore, can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Spot Contracts

The Fund enters into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for two to five days, depending on the settlement terms of the underlying security transaction. At December 31, 2015, the Fund had no foreign currency spot contracts outstanding under which it is obligated to exchange currencies at specified future dates. The net realized gain (loss) from foreign currency spot contracts is included in net foreign exchange realized gain (loss) in the statement of operations.

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Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

7.	Derivatives and Other Financial Instruments (continued)

Options Contracts

In order to hedge exposures within the Fund’s portfolio or to profit from movements in the prices of the underlying securities, the Fund may purchase or write options on equity securities, exchange-traded funds and other similar securities as well as futures. The Fund may also invest in futures, swaps and other derivatives as well as debt instruments and foreign currencies. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option.

The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent the Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Fund is not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the condensed schedule of investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2015, the Fund had outstanding options as listed on the condensed schedule of investments and the required collateral is included in due from broker in the statement of assets and liabilities.

12

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

7.	Derivatives and Other Financial Instruments (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following table sets forth the fair value and the location in the statement of assets and liabilities of the Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Equity contracts	Purchased options, at fair value	$78,100	Written options outstanding, at fair value	$14,700
Index Contacts	Purchased options, at fair value	—	Written options outstanding, at fair value	800

		$78,100		$15,500

The following table sets forth the Fund’s realized gain/loss by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

	Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Total
Equity contracts	$127,989	$21,606	$149,595
Index contracts	—	(153,876)	(153,876)

	$127,989	$(132,270)	$(4,281)

The following table sets forth the Fund’s change in unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the year ended December 31, 2015:

	Change in unrealized appreciation
	(depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Total
Equity contracts	$(2,022)	$(5,413)	$(7,435)
Index contracts	—	6,796	6,796

	$(2,022)	$1,383	$(639)

13

Driehaus Emerging Markets Dividend Growth Fund, L.P.

Notes to Financial Statements (continued)

December 31, 2015

8.	Risk Concentrations

To the extent the Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

9.	Indemnifications

Consistent with standard business practices, the Fund has provided general indemnification to the General Partner, DCM LLC, and any of their respective affiliates, associates, employees, or agents when it acts, in good faith, in the best interest of the Fund. The Fund expects the risk of having to make any payments under these general business indemnifications to be remote.

10.	Capital Contributions and Withdrawals

The Fund accepts partner contributions on the first business day of each month subject to the Fund’s Limited Partnership Agreement. The General Partner, in its sole discretion, may reject any subscription in whole or in part for any reason. The minimum initial contribution amount for each limited partner is $250,000, subject to the discretion of the General Partner to accept smaller contributions.

Generally, upon timely written notification to the General Partner, partners may redeem all or any portion of their capital account as of the end of any calendar month. Redemptions are subject to certain restrictions and charges as outlined in the Fund’s Limited Partnership Agreement. The General Partner may suspend a limited partner’s redemption rights, in its sole discretion.

11.	Investment Transactions

The aggregate purchases and sales of investment securities and options, excluding securities sold short and short-term obligations, for the year ended December 31, 2015 were $36,943,188 and $37,638,608, respectively. The aggregate proceeds from and covers of written options for the year ended December 31, 2015 were $351,373 and $466,760, respectively.

12.	Subsequent Events

From January 1, 2016 through April 15, 2016, partner capital contributions of $278,000, none of which was received prior to year-end, were received from a partner.

The Fund has evaluated events or transactions through April 15, 2016, the date the financial statements were available to be issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements, other than as disclosed above.

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